DEAN HELLER Secretary of State 202 North Carson Street Carson City, Nevada 89701-4201 (775) 684-5708	Articles of Incorporation (PURSUANT TO NRS 78)	Office Use Only: Filed # C2590-2004 FEB 05, 2004 IN THE OFFICE OF /S/ DEAN HELLER DEAN HELLER, SECRETARY OF STATE
Important: Read instructions on reverse side before completing this form.
1. Name of Corporation:	BOOMERS’ CULTURAL DEVELOPMENT, INC.
2. Resident Agent Name and Street Address: (must be a Nevada address where process may be served)	NEVADA AGENCY AND TRUST COMPANY Name
50 W. LIBERTY STREET, STE. 880 Physical Street Address	RENO, Nevada City, State	89501 Zip code
Additional Mailing Address	City, State	Zipcode
3. Shares: (number of shares corporation authorized to issue)	Number of shares with par value: 75,000,000	Par value: 0.001	Number of shares without par value: 0
4. Names, Addresses, Number of Board of Directors/Trustees:	The First Board of Directors/Trustees shall consist of one members whose names and addresses are as follows:
1. LORENA JENSEN Name
10069 – 143 STREET Street Address	SURREY, BC City, State	V3T 4S9 Zip Code
2. Name
Street Address	City, State	Zip Code
3. Name
Street Address	City, State	Zip Code
4. Name
Street Address	City, State	Zip Code
5. Purpose: (optional - see instructions)	The purpose of this Corporation shall be: SEE ATTACHED
6. Other Matters: (see instructions):	Number of additional pages attached: 3
7. Names, Addresses and Signatures of Incorporators: (attach additional pages if there are more than 2 incorporators)	AMANDA CARDINALLI Name	/s/ Amanda Cardinalli Signature
50 W. LIBERTY STREET, STE. 880 Address	RENO, Nevada City, State	89501 Zip Code
Name
Address	City, State	Zip Code
8. Certificate of Acceptance of Appointment of Resident Agent:	I, Nevada Agency and Trust Company, Nevada Agency and Trust Company.	hereby accept punishment as Resident Agent for the above named corporation.
By: /s/ Amanda Cardinalli, President Authorized Signature of R.A. or On Behalf of R.A. Company	January 20, 2004 Date
This form must be accompanied by appropriate fees. See attached fee schedule.	Nevada Secretary of State Form CORPART 1999.01 Revised on: 08/20/01